Income Tax Benefit)/Expense	12 Months Ended
Dec. 31, 2021
Major components of tax expense (income) [abstract]
Income Tax Benefit)/Expense	INCOME TAX EXPENSE

	Year ended December 31,
	2019	2020	2021
	(US$ in millions)
Current income tax
Lump sum in lieu of Macao complementary tax on dividends	$5	$5	$5
Deferred income tax (benefit)/expense	(5)	11	(2)
	$—	$16	$3

Deferred income tax expense was US$11 million for the year ended December 31, 2020, compared to deferred income tax benefit of US$5 million for the year ended December 31, 2019. The deferred income tax expense in 2020 was primarily due to the reversal of deferred tax assets related to accelerated book depreciation of fixed assets disposed in 2020 not deductible for tax purposes while the deferred income tax benefit in 2019 was primarily due to the reversal of deferred tax liabilities related to accelerated tax depreciation allowance.
Deferred income tax benefit was US$2 million for the year ended December 31, 2021, compared to deferred income tax expense of US$11 million for the year ended December 31, 2020. The deferred income tax benefit in 2021 was primarily due to the reversal of deferred tax liabilities related to accelerated tax depreciation allowance.

(a)Macao complementary tax
Macao complementary tax is levied at progressive rates ranging from 3% to 9% on the taxable income above MOP32,000 (equivalent to US$4,000) but below MOP300,000 (equivalent to US$37,500), and thereafter at a fixed rate of 12%. For the three years ended December 31, 2021, a special complementary tax incentive was provided to the effect that the tax free income threshold was increased from MOP32,000 to MOP600,000 (equivalent to US$4,000 to US$75,000) with the profit above MOP600,000 (equivalent to US$75,000) being taxed at a fixed rate of 12%. Additionally, for the years ended December 31, 2019 and 2020, a special complementary tax incentive was provided to reduce complementary tax payable by a maximum of MOP300,000 (equivalent to US$37,500).
Pursuant to the Dispatch No. 194/2018 issued by the Chief Executive of Macao on August 20, 2018, VML was granted an extension of the tax exemption regarding Macao complementary tax on its gaming activities effective from the tax year 2019 through June 26, 2022, the date VML’s Subconcession Contract expires. After the extension of VML’s Subconcession Contract to December 31, 2022 is approved by the Macao government, VML will submit an application for extension of the tax exemption correspondingly to December 31, 2022. There is no assurance that this tax arrangement will be extended beyond its expiration date. Regarding the other subsidiaries, during the three years ended December 31, 2021, Macao complementary tax is calculated progressively at a maximum of 12% of the estimated assessable profit.

(b)Lump sum in lieu of Macao complementary tax on dividends
In April 2019, VML entered into a renewed Shareholder Dividend Tax Agreement with the Macao government, effective from the tax year 2019 through June 26, 2022, to correspond to the Macao complementary tax exemption on its gaming activities (see also Note 8(a)). The agreement provides for payments in lieu of Macao complementary tax otherwise due by VML’s shareholders on dividend distributions to them from gaming profits; namely an annual payment of MOP38 million (equivalent to US$5 million) for 2019, 2020 and 2021, each payment to be made on or before January 31 of the following year, and a payment of MOP18 million (equivalent to US$2 million) for the period between January 1, 2022 through June 26, 2022, to be paid on or before July 26, 2022. After the extension of the tax exemption regarding Macao complementary tax on its gaming activities to December 31, 2022 is approved by the Macao government (see also Note 8(a)), VML will submit an application for extension of the agreement correspondingly to December 31, 2022. There is no assurance that this tax arrangement will be extended beyond its expiration date.

(c)Hong Kong profits tax
The Company’s subsidiaries that carry on business in Hong Kong are subject to the Hong Kong profits tax at the maximum rate of 16.5% for the three years ended December 31, 2021.

(d)Reconciliation between income tax expense and accounting profit/(loss) at applicable tax rates
The tax on the Group’s profit/(loss) before income tax differs from the theoretical amount that would arise using the domestic tax rates applicable to the consolidated entities in the respective jurisdictions as follows:

	Year ended December 31,
	2019	2020	2021
	(US$ in millions)
Profit/(loss) before income tax	$2,033	$(1,507)	$(1,045)
Tax calculated at domestic rates applicable in the respective jurisdictions	261	(174)	(121)
Tax effects of :
Income not subject to tax(i)	(966)	(247)	(365)
Expenses not deductible for tax purposes(i), (ii)	603	271	332
Amortization of pre-opening expenses previously not recognized	(1)	(2)	(2)
Origination and reversal of temporary differences, net	4	5	—
Tax losses for which no deferred income tax assets were recognized	95	158	154
Lump sum in lieu of Macao complementary tax on dividends	5	5	5
Other	(1)	—	—
Income tax expense	$—	$16	$3

(i)During the three years ended December 31, 2021, VML was exempt from Macao complementary tax on its gaming activities (see also Note 8(a)). In addition, lease/right-of-use income recorded in VML, Venetian Cotai Limited (“VCL”) and Venetian Orient Limited (“VOL”) were subject to property tax (Note (ii)), and should, therefore, also be excluded from Macao complementary tax calculations. Accordingly, casino revenues and lease/right-of-use income and their corresponding expenses incurred were presented as “Income not subject to tax” and “Expenses not deductible for tax purposes”, respectively, in the calculations above.
Additionally, for the years ended December 31, 2019 and 2020, the Company received dividend income from a subsidiary. The dividend income is not subject to Hong Kong profits tax.
(ii)Lease/right-of-use income recorded in VML, VCL and VOL are exempt from property tax for the first four and six years for the newly constructed buildings in Macao and on Cotai, respectively, pursuant to Article 9(1)(a) of Lei no. 19/78/M. If the buildings in Macao and on Cotai also qualify for Tourism Utility Status, the property tax exemption can be extended by another four and six years, respectively, pursuant to Article 15(a) of Lei no. 81/89/M. The exemption for Sands Macao expired in August 2012, for The Venetian Macao in August 2019, with exception of its casino area which expired in August 2013, and for The Plaza Macao in August 2020. The exemptions for The Londoner Macao and The Parisian Macao will be expiring in December 2027 and September 2028, respectively. Regarding The Grand Suites at Four Seasons, under the initial exemption, it has an exemption with expiration date of April 2019. The Group is currently working on obtaining the second exemption for The Grand Suites at Four Seasons.